                                                            EXHIBIT 10(lxxxi)




                               AMENDMENT NO. 1
                                      TO
                             AMENDED AND RESTATED
                               CREDIT AGREEMENT
                          DATED AS OF JULY 30, 1993


                 THIS AMENDMENT NO. 1 ("Amendment") is made as of December 31, 1993, among Hyster-Yale Materials Handling, Inc., a Delaware corporation ("Holdings"), Yale Materials Handling Corporation, a Delaware corporation ("Yale"), and Hyster Company, an Oregon corporation, (formerly Hyster Company, a Nevada corporation) ("Hyster") (Holdings, Yale and Hyster are referred to from time to time hereinafter individually as a "Borrower" and collectively as the "Borrowers"), the institutions from time to time party hereto as lenders (collectively, the "Lenders" and individually, a "Lender"), and Citicorp North America, Inc., a Delaware corporation ("Citicorp"), individually and as agent (in such capacity, the "Agent") for the Lenders. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Credit Agreement (as defined below).

                             PRELIMINARY STATEMENT:

                 WHEREAS, the Borrowers, the Lenders, the Issuing Banks, and the Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 30, 1993 (as the same has been or hereafter may be amended, modified or supplemented from time to time, the "Credit Agreement"), pursuant to which the Agent and the Lenders have agreed to provide to the Borrowers certain loans and other financial accommodations, subject to the terms and conditions contained therein;

                 WHEREAS, the Borrowers have informed the Agent and the Lenders that (i) Hyster has formed a wholly-owned Subsidiary, Hyster Company, a Delaware corporation, the name of which will be changed to NACCO Materials Handling Group, Inc. in connection with the merger with Yale described in clause (ii) below ("NMHGI"), and (ii) each of Hyster and Yale intend to merge with and into NMHGI, with NMHGI as the surviving corporation (collectively, the "Hyster-Yale Mergers" and individually, the "Hyster Merger" and "Yale Merger", respectively);

                 WHEREAS, NMHGI will succeed to the rights and assume the respective liabilities of each of Hyster and Yale pursuant to the terms of the Hyster-Yale Mergers, including, without limitation, ownership of the assets of each of Hyster and Yale, subject to the Liens granted in favor of the Agent, for the benefit of the Lenders and Issuing Banks, and the Obligations incurred by Hyster and Yale prior to the Hyster-Yale Mergers;

                 WHEREAS, the Borrowers have requested that subsequent to the Hyster-Yale Mergers, NMHGI succeed to the rights and obligations of each of Hyster and Yale under the Credit Agreement, and in connection therewith NMHGI will (i) grant a security interest in favor of the Agent, for the benefit of the Lenders and Issuing Banks, in all of its property as security for such Obligations and (ii) reaffirm the security interests previously granted by Hyster and Yale;

                 WHEREAS, in view of the foregoing, the Borrowers, the Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

                 NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrowers, the Agent and the Lenders, such parties hereby agree as follows:

                 1. INCORPORATION OF PRELIMINARY STATEMENT AND EXHIBITS. The Preliminary Statement and EXHIBITS 12.10-A and 12.10-B (attached hereto) are incorporated herein by this reference thereto.

                 2. AMENDMENT. Subject to the terms and conditions of this Amendment, the Borrowers, the Agent and the Majority Lenders hereby agree to amend the Credit Agreement as follows:

                 2.1  The definition of "Certificates of Merger" contained in
SECTION 1.1 is hereby deleted in its entirety and the following substituted therefor:

                 "'CERTIFICATES OF MERGER' shall mean collectively (i) those certain Articles of Merger, filed with the Secretary of State of Oregon, evidencing the merger of Nacq I with and into Esco; (ii) that certain Certificate of Merger, filed with the Secretary of State of Nevada, evidencing the merger of Nacq II with and into Hyster; (iii) that certain Certificate of Merger, filed with the Secretary of State of Delaware, evidencing the merger of Yale Acq with and into Yale;
         (iv) that certain Certificate of Merger, filed with the Secretary of State of Delaware, evidencing the merger of Hyster with and into NMHGI; (v) those certain Articles of Merger, filed with the Secretary of State of Oregon, relating to the merger of Hyster with and into NMHGI; and (vi) that certain Certificate of Merger, filed with the Secretary of State of Delaware, evidencing the merger of Yale with and into NMHGI."

                 2.2 SECTION 1.1 is hereby amended to add the following definitions after the definition "Holdings Guaranty":

                 "'HYSTER' shall mean Hyster Company, an Oregon corporation, prior to the consummation of the merger of Hyster Company with and into NMHGI.

                 'HYSTER DEALER' shall mean, on and after the consummation of the merger of Hyster with and into NMHGI, a dealer in those NMHGI products and services formerly provided by Hyster."

                 2.3  SECTION 1.1 is hereby amended to add the following
                   definitions after the definition of "Majority Lenders":

                 "'MASTER NOTES' shall mean the Master Revolving Note and the Master Term Note.

                 'MASTER REVOLVING NOTE' shall mean a master promissory note evidencing the Revolving Loans executed by NMHGI substantially in the form of EXHIBIT 12.10-A hereto, payable to the order of the Agent, for the benefit of the Lenders.

                 'Master Term Note' shall mean a master promissory note evidencing the Term Loans executed by Holdings substantially in the form of EXHIBIT 12.10-B hereto, payable to the order of the Agent, for the benefit of the Lenders, in an original principal amount of $164,266,727.22."

                 2.4  The definition of "Merger Agreements" contained in
SECTION 1.1 is hereby deleted in its entirety and the following substituted therefor:

                 "'MERGER AGREEMENTS' shall mean, collectively, (i) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Nacq I, Esco, Newesco and Hyster, (ii) that certain Agreement and Plan of Merger dated as of April 7, 1989 executed among NACCO, Yale, Hyster, Newesco and Nacq II, (iii) that certain Asset Transfer and Liability Assumption Agreement dated as of May 19, 1989 between Esco and Newesco, (iv) that certain Agreement and Plan of Merger dated as of May 24, 1989, among Holdings, Yale and Yale Acq regarding the merger of Yale Acq with and into Yale and the exchange of Yale's shares for shares of Holdings, (v) that certain Assignment Agreement dated as of May 25, 1989, between Holdings and Yale, relating to the sale of the stock of Nacq I to Holdings, (vi) that certain Agreement and Plan of Merger dated as of December 20, 1993 between NMHGI and Hyster regarding the merger of Hyster with and into NMHGI effective on December 31, 1993, and (vii) that certain Agreement of Merger dated as of December 20, 1993 among Holdings, NMHGI and Yale regarding the merger of Yale with and into NMHGI effective on January 1, 1994."

                 2.5 SECTION 1.1 is hereby amended to add the following definition after the definition of "NMHHC":

                 "'NOTES' shall mean the Master Notes and any other promissory note issued to a Lender pursuant to SECTION 12.10(d)."

                 2.6 SECTION 1.1 is hereby amended to add the following definition after the definition of "Voting Stock":

                 "'YALE' shall mean Yale Materials Handling Corporation, a Delaware corporation, prior to the consummation of the merger of Yale Materials Handling Corporation with and into NMHGI."

                 2.7 SECTION 1.1 is hereby amended to add the following definition after the definition of "Yale Acq":

                 'YALE DEALER' shall mean, on and after the consummation of the merger of Yale with and into NMHGI, a dealer in those NMHGI products and services formerly produced by Yale."

                 2.8 SECTION 6.2(C) is hereby amended to add the phrase "and, for each of Yale and Hyster for Fiscal Year 1993," in the third line after the phrase "within ninety (90) days after the end of each Fiscal Year of such Borrower".

                 2.9 SECTION 7.1(C) is hereby amended to delete the last two sentences thereof in their entirety and substitute the following therefor:

         "The authorized capital stock of NMHGI prior to Hyster's merger with and into NMHGI consists of 10 shares of common stock with no par value all of which 10 shares are fully paid, non-assessable, issued and outstanding and held beneficially and of record by Hyster, free and clear of all Liens, except as otherwise contemplated pursuant to the Loan Documents. Effective January 1, 1994, upon the effectiveness of Yale's merger with and into NMHGI, the authorized capital stock of NMHGI will consist of 20 shares of common stock with no par value, all of which 20 shares will be fully paid, non-assessable, issued and outstanding and held beneficially and of record by Holdings, free and clear of all Liens, except as otherwise contemplated pursuant to the Loan Documents."

                 2.10 SECTION 12.10 is hereby deleted in its entirety and the following is substituted therefor:

                 "12.10 EVIDENCE OF LOANS. (a) Except as otherwise provided in CLAUSE (D) below, on and after January 1,, 1994, Loans of each Lender shall be evidenced, in the case of Revolving Loans, by a Master Revolving Note, and in the case of Term Loans, by a Master Term Note.

                 (b) The Agent shall hold each of the Master Revolving Note and the Master Term Note for the ratable benefit of each Lender based upon such Lender's Pro Rata Share. The Master Revolving Note shall evidence each Appropriate Lender's Revolving Loans and the Master Term Note shall evidence each Appropriate Lender's Term Loans.

                 (c) The date and amount of each Loan and each repayment or prepayment thereof shall be recorded in the Register maintained by the Agent pursuant to SECTION 10.3(D). The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                 (d) Notwithstanding the foregoing provisions of this SECTION 12.10, each Lender may at any time create a security interest in all or any portion of its rights hereunder (including, without limitation, the Obligations owing to it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System. For purposes of facilitating any such pledge, the Borrowers will, promptly upon request of any Lender, execute and deliver to such Lender one or more Notes (in form and substance reasonably satisfactory to the Borrowers and such Lender) evidencing such Lender's Revolving Loan and/or Term Loan, in partial substitution for the applicable Master Notes, and the Agent will thereupon attach an allonge to the applicable Master Notes to indicate that such Lender's Loans are evidenced by the Note(s) issued to such Lender and that the principal amount of Loans evidenced by such Master Note(s) is reduced by the principal amount of such Note(s)."

                 2.11 SECTION 9.1 is hereby amended to add the following Sections after SECTION 9.1(O):

                 "(p) FOREIGN SUBSIDIARY NAME CHANGES. NMHGI shall fail to deliver to the Agent, promptly after the consummation of (i) the change of the corporate name of Hyster B.V. to NACCO Materials Handling B.V. and (ii) the change of the corporate name of Hyster-Yale Europe Materials Handling Ltd. to NACCO Materials Handling Group, Ltd., substitute share certificates and stock transfer forms; provided, that if perfection of a pledge of capital stock may be effected by noting the Lien thereon in the share registry of such corporation, then evidence of the notation of such Lien on sixty-five percent (65%) of the capital stock of the affected corporation in the share registry shall be deemed to be delivery of the share certificates and stock transfer forms.

                 (q) NMHGI DELIVERIES. NMHGI shall have failed to deliver or cause to be delivered to the Agent on or before February 28, 1994:
         (i) Date down endorsements extending the effective date of all title policies covering real property owned by each of Hyster and Yale prior to January 1, 1994 with such modifications to the title policies as may be necessary to reflect the Hyster-Yale Mergers; (ii) Good Standing Certificates for NMHGI from the Secretaries of State of Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina, and Oregon, and, if required by applicable state law, New York, Oklahoma, and Washington; or (iii) Business Activities Reports for NMHGI, appropriate amendments to those reports filed by Hyster and Yale, respectively, or Good Standing Certificates, in Indiana and Minnesota."

                 3. WAIVER AND CONSENT. Notwithstanding any provision in the Credit Agreement or any other Loan Document to the contrary, effective as of December 31, 1993 upon the satisfaction of the conditions precedent set forth in SECTION 4 below, the undersigned Majority Lenders hereby consent to:

                 (i) The formation by Hyster of Hyster Company, a Delaware corporation, and the change of the corporate name of such entity to NACCO Materials Handling Group, Inc. concurrently with the merger referenced in SECTION 3(III) below.

                 (ii) The merger of Hyster Company effective December 31, 1993 with and into NMHGI, with NMHGI as the surviving corporation.

                 (iii) The merger of Yale Materials Handling Corporation effective January 1, 1994 with and into NMHGI, with NMHGI as the surviving corporation.

                 (iv) The substitution for the existing SCHEDULE 7.1(A)(II) to the Credit Agreement the revised SCHEDULE 7.1(A)(II) as attached hereto as EXHIBIT 3.4.

                 (v) The substitution for the existing Exhibit A to Holdings Pledge Agreement the revised Exhibit A to Holdings Pledge Agreement attached hereto as EXHIBIT 3.5.

                  (vi) The change of the corporate name of Hyster B.V. to NACCO Materials Handling B.V.

                   (vii) The change of the corporate name of Hyster-Yale Europe Materials Handling Ltd. to NACCO Materials Handling Group, Ltd.

                 (viii) NMHGI's adoption and use of the names "Hyster Company" and "Yale Materials Handling Corporation" as assumed or fictitious business names in Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina and Oregon.

                 4. EFFECTIVENESS OF THIS AMENDMENT; CONDITIONS PRECEDENT. This Amendment shall become effective as of December 31, 1993 provided that the Agent shall have received the following documents on or before January 4, 1994, unless an earlier date is specified below:

         4.1 Prior to the consummation of the Hyster-Yale Mergers, and in any event no later than December 30, 1993, the Agent shall have received:

                 a. A fully-executed original of this Amendment executed and delivered on behalf of each of the Borrowers by a duly authorized officer of such Borrowers and by the Majority Lenders.

                 b. A stock certificate representing all of the issued and outstanding capital stock of NMHGI, together with a stock power executed in blank by Hyster.

                 c. UCC financing statements naming NMHGI as debtor executed by NMHGI, amendments and continuation statements executed by NMHGI reflecting the Hyster-Yale Mergers, and continuation statements executed by Holdings as more particularly described on EXHIBIT 4.1 attached hereto.

                 d. Certificate of Incorporation of NMHGI certified by the Secretary of State of Delaware.

                 e. Good Standing Certificate for NMHGI from the Secretary of State of Delaware.

                 f. Certificate of the Secretary of NMHGI, certifying that (1) the Certificate of Incorporation attached thereto as Exhibit A has not been modified since the date of the certification thereof by the Secretary of State of Delaware, (2) the By-laws of NMHGI attached thereto as Exhibit B are complete and in full force and effect (3) the resolutions of the Board of Directors of NMHGI attached thereto as Exhibit C are true and complete and in full force and effect and have not been modified or rescinded since their adoption and (4) the signature(s) of the officer(s) listed thereon is/are their genuine signature(s) and such officer(s) held the office(s) noted thereon on and as of the date when the various documents executed by such officer(s) in connection with Amendment No. 1 and the transactions contemplated therein were executed and delivered on behalf of NMHGI.

                 g. Certificates of the Secretaries or Assistant Secretaries of each of Hyster and Yale certifying that (1) the resolutions attached thereto as Exhibit A are true and complete and in full force and effect and have not been modified or rescinded since their adoption, (2) the Articles or Certificate of Incorporation, as applicable, have not been modified or rescinded since the last certification to the Lenders thereof, and (3) the signature(s) of the officer(s) listed thereon is/are their genuine signature(s) and such officer(s) held the office(s) noted thereon on and as of the date when the various documents executed by such officer(s) in connection with Amendment No. 1 and the transactions contemplated therein were executed and delivered on behalf of Hyster and Yale, respectively.

                 h. Reaffirmation Agreement executed by Holdings, relating to the Guaranty, Pledge Agreement and Security Agreement to which it is a party.

                 i. Reaffirmation and Amendment Agreement executed by NMHGI relating to the Security Agreements, Trademark and Patent Security Agreements, Pledge Agreements and Offshore Pledge Agreements executed by each of Hyster and Yale, and the Collateral Assignment of Beneficial Interest in a Trust dated as of May 26, 1989 executed by Yale.

                 j. A certificate of officers of Holdings, Hyster and Yale stating that all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct before and, subject to the consent provided herein, after giving effect to either of the Hyster-Yale Mergers and no Event of Default or Potential Event of Default has occurred and is continuing.

                 k.  Such additional documentation as the Agent may request.

         4.2 Promptly upon consummation of the Hyster-Yale Mergers, and in any event no later than January 4, 1994, the Agent shall have received:

                 a. Opinions of Black Helterline, counsel to Holdings, Hyster, Yale and NMHGI, in form and substance satisfactory to the Agent, relating to the Hyster-Yale Mergers.

                 b. Opinions of Jones, Day, Reavis & Pogue, counsel to Holdings, Hyster, Yale and NMHGI, in form and substance satisfactory to the Agent, relating to this Amendment, the Credit Agreement and the other Loan Documents and the effect of the Hyster-Yale Mergers on the Loan Documents. In giving such opinions, Jones, Day, Reavis & Pogue may rely on the opinions of Black Helterline as to the effectiveness of the Hyster-Yale Mergers.

                 c. Certificates of officers of Holdings and NMHGI dated December 31, 1993 and January 1, 1994, respectively, stating that all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct after giving effect to each of the Hyster Merger and the Yale Merger, respectively.

                 d. Certified copies of the Certificate of Merger from the Secretary of State of Delaware and Articles of Merger from the Secretary of State of Oregon relating to the Hyster Merger, and the Certificate of Merger from the Secretary of State of Delaware relating to the Yale Merger.

                 e. Master Revolving Note executed by NMHGI and Master Term Note executed by Holdings.

                 f. A stock certificate representing all of the issued and outstanding capital stock of NMHGI, reflecting NMHGI's corporate name change from Hyster Company to NACCO Materials Handling Group, Inc., together with a stock power executed in blank by Holdings.

                 g. Certificate of Incorporation of NMHGI certified by the Secretary of State of Delaware, as amended through January 1, 1994.

                 h. Good Standing Certificate for NMHGI from the Secretary of State of Delaware reflecting NMHGI's corporate name change from Hyster Company to NACCO Materials Handling Group, Inc.

                 i. Secretary's Certificate from the Secretary of NMHGI certifying that the signature(s) of the officer(s) listed thereon is/are their genuine signature(s) and such officer(s) hold the office(s) noted thereon after the consummation of the Hyster- Yale Mergers.

                 5. REPRESENTATION AND WARRANTY. Each of Holdings, Hyster and Yale represents and warrants that this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                 6. REFERENCE TO AND EFFECT UPON THE LOAN DOCUMENTS. The Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Each reference to "Hyster" or "Yale" contained in the Credit Agreement or any other Loan Document shall hereafter mean and be a reference to NMHGI, except in those instances where such references speak as of a date prior to the Hyster-Yale Mergers.
Each reference to a "Borrower" or the "Borrowers" contained in the Credit Agreement or any other Loan Document shall hereafter mean Holdings and/or NMHGI, as applicable, except in those instances where such references speak as of a date prior to the Hyster-Yale Mergers, in which case such terms shall refer to Holdings, Hyster and/or Yale, as applicable.

                 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and each of which together shall constitute one and the same agreement among the parties. Delivery of an executed facsimile copy of any signature page to this Amendment shall be deemed effective as delivery of an executed original.

                 IN WITNESS WHEREOF, this Agreement has been duly executed as of this 31st day of December, 1993.


HOLDINGS:                         HYSTER-YALE MATERIALS HANDLING,
                                    INC.


                                  By:
                                      ------------------------------
                                      Name:
                                      Title:

                        Address:      P.O. Box 2902
                                      2701 N.W. Vaughn Street
                                      Portland, Oregon  97208
                                      Attn:  Vice President
                                       and Chief Financial Officer
                                      Telephone No.: 503-721-6001
                                      Telecopy No.:  503-721-6171



YALE:                             YALE MATERIALS HANDLING
                                    CORPORATION


                                  By:
                                      ------------------------------
                                      Name:
                                      Title:

                          Address:    Routes 523 and 31
                                      R.D. No. 3
                                      Flemington, NJ  08822
                                      Attn:  Vice President-Finance
                                      Telephone No.: 201-788-3100
                                      Telecopy No.:  201-788-3267


HYSTER:                           HYSTER COMPANY, an Oregon
                                  corporation



                                  By:
                                      ------------------------------
                                      Name:
                                      Title:

                        Address:      P.O. Box 2902
                                      2701 N.W. Vaughn Street
                                      Portland, Oregon  97208
                                      Attn:  Vice President
                                       and Chief Financial Officer
                                      Telephone No.: 503-721-6001
                                      Telecopy No.:  503-721-6171

AGENT:                            CITICORP NORTH AMERICA, INC.,
                                     as Agent


                                  By:
                                      --------------------------
                                      Jeffrey D. Klein
                                      Vice President

LENDERS:                          CITICORP NORTH AMERICA, INC.


                                  By
                                    --------------------------------
                                      Jeffrey D. Klein
                                      Vice President

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION



                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       THE BANK OF CALIFORNIA, N.A.



                                       By
                                          --------------------------
                                       Name:
                                       Title:

                                       THE BANK OF NOVA SCOTIA



                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       BANK OF SCOTLAND


                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       CAISSE NATIONALE DE CREDIT AGRICOLE



                                       By
                                          -----------------------------
                                       Name:
                                       Title:

                                       CONTINENTAL BANK N.A.



                                       By
                                          ------------------------
                                       Name:
                                       Title:

                                       FIRST INTERSTATE BANK OF OREGON


                                       By
                                          -----------------------------
                                       Name:
                                       Title:

                                       GIROCREDIT BANK


                                       By
                                          ---------------------------
                                       Name:
                                       Title:

                                       ISTITUTO BANCARIO SAN PAOLO DI TORINO



                                       By
                                          ------------------------
                                       Name:
                                       Title:

                                       LONG-TERM CREDIT BANK OF JAPAN, LTD.



                                       By
                                          ----------------------------
                                       Name:
                                       Title:

                                       MELLON BANK N.A.



                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       NATIONAL CITY BANK



                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       ROYAL BANK OF CANADA



                                       By
                                          -----------------------------
                                       Name:
                                       Title:

                                       STAR BANK, N.A., CINCINNATI



                                       By
                                          ------------------------------
                                       Name:
                                       Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO



                                       By
                                          -------------------------------
                                       Name:
                                       Title:

                                       UNITED STATES NATIONAL BANK OF
                                       OREGON


                                       By
                                          -------------------------
                                       Name:
                                       Title:

Acknowledged and agreed to:

HYSTER COMPANY, a Delaware corporation



By
  ---------------------------
  Name:
  Title:

                                  EXHIBIT 3.4
                                       TO
                                 AMENDMENT NO.1


                         Substitute Schedule 7.1(a)(ii)
                                       to
                                Credit Agreement


                                   Attached.

                                  EXHIBIT 3.5
                                       TO
                                 AMENDMENT NO.1


                              Substitute Exhibit A
                                       to
                           Holdings Pledge Agreement


                                   Attached.

                                   EXHIBIT A

                                       to

                           HOLDINGS PLEDGE AGREEMENT



                                                         Issued and
                                 Shares of Capital       Outstanding
                                 Stock Owned by          Shares of
List of                          Pledgor Subject         Capital Stock
Subsidiaries                     to Pledge               Subject to Pledge
- ------------                     -----------------       -----------------
NACCO Materials
Handling Group, Inc.             20                      20

                                  EXHIBIT 4.1
                                       TO
                                 AMENDMENT NO.1


                            UCC Financing Statements

UCC FILINGS

1. UCC Financing Statements (naming the Agent, for the benefit of the Lenders and Issuing Banks, as Secured Party) filed against each of NACCO Materials Handling Group, Inc. and Hyster Company, a Delaware corporation in the Offices of the:

         a. Secretary of State of Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina and Oregon

         b.      Department of State of New York

         c.      Department of Licensing of Washington

         d.      Clerk of Jefferson County, Kentucky

         e.      City Register of Queens County, New York

         f.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

         g.      Recorder of Oklahoma County, Oklahoma

2. UCC Financing Statements (naming the Agent, for the benefit of the Lenders and Issuing Banks, as Secured Party) filed against the assumed or fictitious business names of NMHGI, "Yale Materials Handling Corporation" and "Hyster Company" in the Office of the Secretary of State of Alabama.

3. Fixture Filings (naming the Agent, for the benefit of the Lenders and Issuing Banks, as Secured Party) filed against Hyster Company, a Delaware corporation in the following Offices:

         a. Recorder of Alameda, Fresno, Kern, Los Angeles and Riverside Counties, California

         b.      Recorder of Deeds of Vermilion County, Illinois

         c.      Clerk of Madison County, Kentucky

         d.      Clerk of Queens County, New York

         e.      Recorder of Conveyances of Multnomah County, Oregon

4. Fixture Filings (naming the Agent, for the benefit of the Lenders and Issuing Banks, as Secured Party) filed against NACCO Materials Handling Group, Inc., in the following Offices:

         a. Recorder of Alameda, Fresno, Kern, Los Angeles and Riverside Counties, California

         b.      Recorder of Deeds of Vermilion County, Illinois

         c.      Clerk of Madison County, Kentucky

         d.      Register of Deeds and Mortgages of Hunterdon County, New Jersey

         e.      Clerk of Queens County, New York

         f.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

         g.      Recorder of Conveyances of Multnomah County, Oregon

5. UCC Amendment/Continuation Statements filed against UCC Financing Statements recorded against each of Hyster Company, Hyster Company, an Oregon corporation and Yale Materials Handling Corporation, amending the debtor's name to NACCO Materials Handling Group, Inc. in the Offices of the:

         a. Secretary of State of Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina and Oregon.

         b.      Department of State of New York

         c.      Department of Licensing of Washington

         d.      Clerk of Jefferson County, Kentucky

         e.      City Register of Queens County, New York

         f.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

         g.      Recorder of Oklahoma County, Oklahoma

6. UCC Amendment Statements filed against UCC Financing Statements and Fixture Filings recorded against Hyster Company, a Delaware corporation amending the debtor's name to NACCO Materials Handling Group, Inc. in the Offices of the:

         a. Secretary of State of Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina and Oregon.

         b.      Department of State of New York

         c.      Department of Licensing of Washington

         d.      City Register of Queens County, New York

         e.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

         f. Recorder of Alameda, Fresno, Kern, Los Angeles, and Riverside Counties, California; Oklahoma County, Oklahoma

         g.      Recorder of Deeds of Vermilion County, Illinois

         h. Clerk of Jefferson and Madison Counties, Kentucky; Queens County, New York

         i.      Recorder of Conveyances of Multnomah County, Oregon

7. UCC Amendment/Continuation Statements filed against Fixture Filings recorded against each of Hyster Company and Hyster Company, an Oregon corporation amending the debtor's name to NACCO Materials Handling Group, Inc. in the following Offices:

         a. Recorder of Alameda, Fresno, Kern, Los Angeles and Riverside Counties, California

         b.      Recorder of Deeds of Vermilion County, Illinois

         c.      Clerk of Madison County, Kentucky

         d.      Clerk of Queens County, New York

         e.      Recorder of Conveyances of Multnomah County, Oregon

8. UCC Amendment/Continuation Statements filed against Fixture Filings recorded against Yale Materials Handling Corporation amending the debtor's name to NACCO Materials Handling Group, Inc. in the following
         Offices:

         a.      Register of Deeds and Mortgages of Hunterdon County, New Jersey

         b.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

9. UCC Continuation Statements filed against UCC Financing Statements recorded against Holdings in the following Offices:

         a. Secretary of State of Alabama, California, Illinois, Kentucky, Michigan, New Jersey, North Carolina and Oregon.

         b.      Department of State of New York

         c.      Department of Licensing of Washington

         d.      Clerk of Jefferson County, Kentucky

         e.      City Register of Queens County, New York

         f.      Register of Deeds of Caldwell and Pitt Counties, North Carolina

         g.      Recorder of Oklahoma County, Oklahoma

                                EXHIBIT 12.10-A
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                           dated as of July 30, 1993

                         Form of Master Revolving Note

                                   Attached.

                             MASTER REVOLVING NOTE


                                                         Dated:  January 1, 1994


                 FOR VALUE RECEIVED, the undersigned, NACCO Materials Handling Group, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of Citicorp North America, Inc., as agent (in such capacity, the "Agent") for the Lenders (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving Loans (as defined in the Credit Agreement) made by the Lenders to the Borrower pursuant to the Credit Agreement which is outstanding on the Revolving Credit Termination Date (as defined in the Credit Agreement). Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

                 The Borrower further promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates (which shall not exceed the maximum rate permitted by applicable law), and at such times, as are specified in the Credit Agreement.

                 Both principal and interest are payable in lawful money of the United States of America to Citicorp North America, Inc., as Agent, c/o Citibank, N.A., 399 Park Avenue, New York, New York 10043, Account No. _______ in same day funds. Each Revolving Loan made by the Lenders to the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Agent on its books and records.

                 This Master Revolving Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Restated and Amended Credit Agreement dated as of July 30, 1993 (as the same has been or may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among Hyster-Yale Materials Handling, Inc, the Borrower, the institutions from time to time party thereto as Lenders and Issuing Banks and Citicorp North America, Inc., as Agent for the Lenders and Issuing Banks. The Credit Agreement, among other things (i) provides for the making of Revolving Loans by the Lenders to the Borrower from time to time, the indebtedness of the Borrower resulting from each such Revolving Loan being evidenced by this Master Revolving Note and/or other Notes pursuant to the terms of the Credit Agreement, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                 Upon the occurrence of certain Events of Default, the unpaid principal amount evidenced by this Master Revolving Note shall become, and upon the occurrence and continuance of certain other Events of Default, such unpaid principal may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                 Demand, presentment, protest and notice of nonpayment are hereby waived by the Borrower.

                 THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                  NACCO MATERIALS HANDLING GROUP, INC.


                                  By
                                    ----------------------------------
                                    Title:

                                EXHIBIT 12.10-B
                                      TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                           dated as of July 30, 1993

                            Form of Master Term Note

                                   Attached.

                                MASTER TERM NOTE


$164,266,727.22                                          Dated:  January 1, 1994


                 FOR VALUE RECEIVED, the undersigned, Hyster-Yale Materials Handling, Inc., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of CITICORP NORTH AMERICA, INC., as agent (in such capacity, the "Agent") for the Lenders (as defined in the Credit Agreement referred to below) the aggregate principal amount of $164,266,727.22 in installments as and when set forth in the Credit Agreement. Capitalized terms used herein and not otherwise defined herein are used as defined in the Credit Agreement.

                 The Borrower further promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at such interest rates (which shall not exceed the maximum rate permitted by applicable law), and at such times, as are specified in the Credit Agreement.

                 Both principal and interest are payable in lawful money of the United States of America to Citicorp North America, Inc., as Agent, c/o Citibank, N.A., 399 Park Avenue, New York, New York 10043, Account No. ___________, in same day funds. All payments made on account of principal hereof, shall be recorded by the Lender on its books and records.

                 This Master Term Note is one of the Notes referred to in, and is entitled to the benefits of, that certain Restated and Amended Credit Agreement dated as of July 30, 1993 (as the same has been or may be amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") among the Borrower, NACCO Materials Handling Group, Inc., a Delaware corporation, the institutions from time to time party thereto as Lenders and Issuing Banks, and Citicorp North America, Inc., as Agent for the Lenders and Issuing Banks. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                 Upon the occurrence of certain Events of Default, the unpaid principal amount evidenced by this Promissory Note shall become, and upon the occurrence and continuance of certain other Events of Default, such unpaid principal may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                 Demand, presentment, protest and notice of nonpayment are hereby waived by the Borrower.

                 THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                  HYSTER-YALE MATERIALS HANDLING, INC.



                                  By
                                    ----------------------------------
                                    Title: